AEGION

Second Quarter 2013 Earnings

July 31, 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Tite Liner®, Bayou Companies®, Corrpro®, Fibrwrap®, Tyfo® Fibrwrap®, Fyfe®, Brinderson®, the Brinderson® logo and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

AEGION

Second Quarter and Year-to-Date Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See non-GAAP reconciliation in the Appendix)

(in USD thousands, except margins and per share information)	2Q 2013	2Q 2012	YTD 2013	YTD 2012
Revenues	$ 242,100	$ 254,490	$ 468,076	$ 482,368
Gross Profit	58,568	62,219	106,705	114,790
Gross Margins	*24.2%*	*24.4%*	*22.8%*	*23.8%*
Operating Income	17,731	20,066	24,549	31,828
Operating Margins	*5.8%*	*7.9%*	*5.2%*	*6.6%*
North American Water & Wastewater	8,958	5,883	12,683	10,073
International Water & Wastewater	82	(2,270)	(1,081)	(4,348)
Energy & Mining	8,063	13,748	13,515	21,476
Commercial & Structural	627	2,705	(568)	4,627
Equity Earnings	1,310	1,735	2,212	2,387
Net Income from Continuing Operations (attributable to common shareholders)	$ 13,285	$ 13,163	$ 16,917	$ 20,642
Diluted Earnings per Share	$ 0.34	$ 0.33	$ 0.43	$ 0.52

Current and prior period results exclude discontinued operations

AEGION

Aegion's Second Quarter Non-GAAP Adjustments From Continuing Operations

Second Quarter 2013 (in USD thousands except per share)	Pre-Tax	After-Tax	Diluted Earnings (loss) per Share
Non-GAAP Net Income (from Continuing Operations)		$ 13,285	$ 0.34
Gain on Sale of 50% Ownership in Insituform Rohrsanierungstechniken GmbH	$ 11,300	$ 7,858	$ 0.20
Non-Cash Write-Off of Goodwill of Bayou Coatings, LLC	$ (2,650)	$ (1,805)	$ (0.04)
Acquisition-Related Expenses	$ (1,908)	$ (1,148)	$ (0.03)
GAAP Net Income (from Continuing Operations)		$ 18,190	$ 0.47
Non-Cash Unrealized Loss from Currency	$ (1,570)	$ (1,365)	$ (0.03)
Loss from Discontinued Operations	**Pre-Tax**	**After-Tax**	**Diluted Earnings (loss) per Share**
Loss from Operations	$ (3,100)	$ (1,906)	$ (0.05)
Write Down of Goodwill / Intangibles	$ (3,900)	$ (2,387)	$ (0.06)
Write Down to Fair Value – Fixed and Other Assets	$ (1,119)	$ (685)	$ (0.01)
Total Loss from Discontinued Operations		$ (4,978)	$ (0.13)

AEGION

Second Quarter Results Impacted by Customer-Directed and Weather Related Project Delays

Pre-Tax Operating Profit Opportunity: Approximately $7 million

Second quarter activity deferred into second half of 2013 (and to some extent 2014) by customers and unseasonal flooding conditions in western Canada and Queensland, Australia

- Approximately $2 million from customer delay of a large concrete coating project for the Gulf of Mexico at Bayou's New Iberia facility and isolated project delays in Baton Rouge joint venture.
- $1.2 million from North American Commercial & Structural customer-directed delays.
- $0.8 million from reduction of scope and deferral of Tite Liner® projects in Mexico, South America and other international markets.
- $1.2 million from one-month delay in the expected start of CRTS' Wasit project and bid delays for Midwest region of North American Water & Wastewater.
- $1.5 million from delays caused by unseasonable weather impacting Canadian operations for Corrpro and North American Water & Wastewater. Delay of larger diameter cured-in-place activity in Brisbane from record flooding.

AEGION

Execution of Delayed Projects and Strong Backlog Define 2013 Second Half Recovery

Aegion Non-GAAP Diluted Earnings per Share
(from Continuing Operations)


$1.15 to $1.25
$0.43
2013 First Half
2013 Second Half Forecast

See page A-4 for non-GAAP reconciliation

2013 Non-GAAP Diluted Earnings per Share Guidance
$1.50 to $1.60
PLUS $0.08 to $0.10 per share contribution from the Brinderson acquisition

Second Half 2013 Broad-Based Performance Drivers

- North American Water & Wastewater has record backlog of $221.1 million with improved mix of medium- and large-diameter project activity
- Corrpro has near record backlog of $82 million entering its peak season. Canadian market key driver for second half performance with a record $28 million in backlog
- CRTS' Wasit project set to begin in early August for both onshore and offshore internal pipe welded joint coating
- United Pipeline Systems has strong market outlook in the United States, Canada and the Middle East for earnings contribution in the second half
- Commercial & Structural platform expected to recover through execution of delayed projects and growing backlog and high visibility of over $40 million in near-term projects from renewed sales momentum
- International Water & Wastewater expected to generate profits as Europe enters peak season and strong project activity expected in Brisbane and Malaysia
- Brinderson has approximately $200 million in backlog supporting the outlook for $0.08 to $0.10 earnings per share contribution

AEGION

Strong End Markets Define Energy & Mining Platform Outlook



North America and Mexico

- North American growing pipeline infrastructure investment bodes well for Corrpro's pipeline integrity services. Anticipated United States regulation of new and existing pipelines will likely expand Corrpro's market opportunity
- United Pipeline System's activity in the United States and Canada remains strong for maintenance of oil, gas and mining pipelines
- Offshore activity in the Gulf of Mexico appears to be returning. Bayou actively bidding on projects, including bids for the Company's recently completed deepwater insulation facility in New Iberia
- Bayou's Canadian market outlook remains favorable from continued development of the oil sands
- Closure of Bayou Welding Works reallocates Energy & Mining resources
- Opportunities in Mexico for pipe lining protection and corrosion prevention



South America

- United Pipeline System's opportunities remain favorable in Chile with new market potential in Brazil, Peru and other countries. Recent curtailment in mining pipeline maintenance spend appears to be temporary
- CRTS has several small introductory projects in the region, including offshore work in Brazil. Successful completion of the Wasit project will help promote the benefits of its proprietary robotics technology



Middle East and North Africa

- United Pipeline Systems outlook in the Middle East remains strong as project activity continues to grow. Backlog as of June 30, 2013 stands at $29 million vs. $5.4 million at this time last year.
- The primary internal field joint coating work planned to begin this August for the onshore and offshore portions of CRTS' WASIT project. This project will span the remainder of 2013 and the first half of 2014
- Corrpro activity increasing in Saudi Arabia and other countries in the region

AEGION

Stable Market Conditions for Water & Wastewater Platform Allow For Consistency and Cash Generation

Insituform



North America

- North American Water & Wastewater's scale and leadership position allows Insituform to participate in areas where municipalities are increasing spend because of mandates from the EPA. Overall market conditions are stable.
- $55 million in project activity for Baltimore and St. Louis to be executed over the next 12 months.
- Bid opportunities remain robust in the East and Midwest regions of the United States.
- Edmonton and Calgary markets remain strong despite slow production in the first half of 2013 from adverse weather.



Europe

- Market conditions are stable despite economic uncertainty
- Remain focused on optimizing route to market with greater focus of product sales
- Sale of 50% stake in German joint venture indicative of this strategy
- Netherlands remains the largest contracting market followed by the United Kingdom. Contracting activity in Spain, France and Switzerland are more volatile because of municipal spending patterns and competition



Asia-Pacific

- Australia is an attractive contracting market with opportunities in Queensland and other cities outside Sydney. An office in Brisbane has been opened to expand opportunities in this area and a wetout facility will soon open to reduce transportation costs
- Successful project execution and profitability in Malaysia validating focus on project-by-project execution rather than investment for the potential of future projects
- While market potential in India is immense, careful consideration of emerging CIPP contracting bids is warranted
- Focus in other markets is to expand product sales and technical services

AEGION

Investments to Enhance Sales in Commercial & Structural Platform's North American Market Beginning To Take Hold; Favorable Outlook in Asia

FYFE
An Aegion Company



Pipelines

- Highest margin end market with growing opportunities in North America and Asia
  - North America is currently >$150 million market with growth potential to $350 million by 2016
- Investment in sales and business development in North America beginning to increase sales momentum after a slowdown in activity during the first half of 2013
  - Pipelines represent approximately 45% of current $19 million backlog
  - Roughly one-third of the $40+ million in near term sales visibility are pipeline projects
- Research and development focus on a small-diameter pipeline FRP technology solution
- Progressing on $21.4 million multi-year term contracts in Hong Kong and related projects in Singapore



Buildings/Structures

- Strong global market opportunity given rehabilitation needs and superior Fibrwrap® solution
  - North America's addressable market >$300 million with growth potential to $800 million by 2016
- Investment in sales and business development in North America beginning to increase sales momentum after a slowdown during the first half of 2013
  - Buildings represent approximately 30% of current $19 million backlog
  - Roughly 30% of the $40+ million in near term sales visibility are building projects
- Increasing proposal activity in Latin America for opportunities in late 2013 into 2014
- Significant opportunity exists in Japan for nationwide seismic upgrade of all structures
  - Expect completion of Japanese structural equivalency certification this fall for Fibrwrap®
  - Expect inclusion in residential financing through Japan's housing program
  - Although timing of country-wide program is still to be determined, there is growing sense of urgency to this program



Transportation

- Steady market growth in North America with focus on structural rehabilitation for bridges
- Increasing proposal activity in Latin America has potential for opportunities in late 2013 or early 2014

Source: 2016 outlook based on 2011 IBIS study and Company estimates

AEGION

Aegion Expects Strong Cash Flow from Operations

Aegion's Cash Flow From Operations


in USD millions
$42
$58
$53
$23
$111
Near $100
2008
2009
2010
2011
2012
2013F

Aegion's Return on Invested Capital


6.4%
6.7%
9.0%
5.7%
7.4%
7% to 8%
2008
2009
2010
2011
2012
2013F

[1] ROIC = $\frac{\text{NOPAT + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$

2013 Cash from Operations and Uses of Cash

- Expect significant second half improvement in revenues and earnings, including contributions from Brinderson, to account for the majority of cash flow from operations in 2013.
- Target is to improve DSOs from 2012
  - Progress limited in the first half. Anticipate an acceleration in collections in the second half from increased sales activity.
  - Late year revenue recognition may impact timing in 2013 for cash collections.
- Uses of cash consistent with Aegion's strategy:
  - CAPEX in the range of $30-$35 million—a reduction from 2012 because of the completion of the new Bayou insulation facility and second coating line in Canada. Includes modest CAPEX from Brinderson.
  - Total of $21.3 million debt repayment in 2013 per terms of previous and new credit facility agreements.
  - Repurchased $15.8 million worth of Aegion common stock in the first half of 2013.

Return on Invested Capital

- Expected earnings growth in 2013, including half-year accretion from Brinderson.
- Invested capital includes amortization of intangibles, primarily goodwill, for the Brinderson acquisition.
- Improvements in working capital management to further lower DSOs.

AEGION

Aegion Completes Two Strategic Moves in Keeping With Objective for Earnings Growth and Improving Returns

	Action	Strategic Rationale
①	Sold 50% stake in Insituform Rohersanierungstechnikin GmbH German Joint Venture	• Long-term venture never achieved acceptable margins and returns • Highly fragmented and competitive German CIPP market limits contracting margins • Sale of ownership completed and now repositioning to sell product and technical services consistent with European strategy
②	Liquidation of Bayou Welding Works	• Welding operation was not core to Bayou's coating strategy • Business struggled for many years to generate profits • Excessive management effort to run a low margin business with a pattern of poor performance

AEGION WILL REALLOCATE RESOURCES TO GROWTH SEGMENTS

AEGION

Aegion Acquired Brinderson, L.P. for $150 Million on July 1, 2013

An Integrated Upstream and Downstream O&G Engineering and Field Services Provider

Aegion Protects and Rehabilitates Infrastructure - Primarily Pipelines

PIPELINE PROTECTION

> 75%

Municipal Water and Wastewater, Industrial, Oil, Gas, Mining



ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

INDUSTRIAL FACILITIES

>20%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels



FIBER POLYMER



FIBER POLYMER

With Brinderson, Aegion to become a $1.3 billion revenue sustainable growth and return oriented company dedicated to being the global leader in infrastructure protection and rehabilitation

AEGION

Energy & Mining to Become an $800 to $900 Million Platform - Highly Recurring and Positioned for Growth

Aegion's Energy & Mining Platform


PRE-ACQUISITION
55%
45%
Operating & Maintenance Services
New Capital Spend Projects
POST-ACQUISITION
WITH BRINDERSON
46%
54%

AEGION

Brinderson Fills a Gap for Aegion: Upstream and Downstream Presence in the United States Energy Market

Aegion Increases Presence



UPSTREAM
Exploration and Production

United, Bayou, CRTS:

- Corrosion and abrasion protection for pipe gathering and extraction supply lines

Brinderson:

- Facility maintenance programs
- Engineering, Procurement, and Construction (EPC) services

Aegion's Core End Market



MIDSTREAM
Transport

We Protect Pipe.

Corrpro, United, CRTS, Bayou, CCSI:

- Cathodic protection
- Pipe lining and maintenance
- Engineering inspection services
- New pipe coatings

Brinderson:

- Terminal facility maintenance
- EPC services

Aegion Entry



DOWNSTREAM
Processing & Refining

Brinderson:

- Facility maintenance programs
- Turnaround planning and execution
- EPC services

AEGION

Where We Are Going

Aegion's path to sustainable growth defined by diverse technologies and services

- Energy & Mining and Commercial & Structural platforms key to sustainable growth outlook
- Integration efforts create synergies and further increase focus across all end markets
- Improving ROIC annually towards target of 15% through expanding margins and earnings growth

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Rehabilitation

- **Corrpro:** Expand pipeline integrity share in North America and build presence in the Middle East
- **United Pipeline Systems:** Strong base in North America and Chile; Further expand into the Middle East, South America, Mexico and Australia
- **Bayou Coating:** Full-service pipe coating capabilities and logistics serving the Gulf of Mexico, Canadian Oil Sands, and North America shales
- **CRTS:** Introduce offshore robotics technology in targeted sustainable spend oil and gas markets
- **Brinderson:** Transformation of the United States energy market expected to increase upstream capital investment and downstream maintenance opportunities

Commercial & Structural

Drive Conversion to Fibrwrap®

- **Fyfe North America:** Expand engineering and sales capabilities in pipelines, buildings, transportation and concrete repair end markets
- **Fyfe Asia and Fyfe Latin America:** International expansion opportunities in high potential cities such as Hong Kong and Singapore
- Invest to establish a force protection market centered on seismic and blast protection capabilities

Water & Wastewater

Stability and Consistency

- **North America:** Stable US market allows for margin improvement through superior execution
- **Europe:** Complete route to market optimization plan between contracting, product licensing/distribution partnerships and direct third-party product sales
- **Asia-Pacific:**
  - → Expand presence in Brisbane, Melbourne and other markets outside Sydney
  - → Malaysia opens a new potential market
  - → Evaluate emerging bid table in India more focused on CIPP installation

AEGION

Appendix

2013 Financial Outlook by Platform

Energy & Mining

Revenues	Up 15% to 20%
Operating Margins	9% to 10%
Corrpro Revenues	Up approximately 10%
Corrpro Operating Margins	12% to 13% (before corp allocation)
Brinderson Accretion	$0.08 to $0.10 per diluted share

Contract Backlog

	6/30/13	12/31/12	6/30/12
Total	$193.0M	$240.8M	$245.2M
Without Morocco	$187.8M	$224.6M	$198.8M

Water & Wastewater

North American Revenues	High-single digits
North American Gross Margins	20% to 21%
North American Operating Margins	High-single digits
Europe Operating Income	$3 million to $4 million
Asia-Pacific Operating Income	Near break-even

Contract Backlog

	6/30/13	12/31/12	6/30/12
NAR	$221.1M	$185.0M	$158.2M
Int'l	$44.1M	$56.7M	$57.0M

Commercial & Structural

Revenues	Up 10% to 15%
Gross Margins	Modestly below 40% to 45% level
Operating Margins	High-single digits

Contract Backlog

6/30/13	12/31/12	6/30/12
$52.2M	$50.8M	$29.5M

AEGION

Selected Business Results

SECOND QUARTER 2013 (in millions USD, except margins)	Revenues	Gross Profit	Gross Margins	Operating Income/(Loss)	Backlog 6/30/13
United Pipeline Systems	$ 30.3	$ 8.3	27.5%	N/A	$ 63.2
Corrpro	$ 55.6	$ 14.6	26.2%	N/A	$ 82.1
Bayou Coatings	$ 19.4	$ 1.8	9.5%	N/A	$ 20.1
CRTS	$ 3.3	$ 1.6	48.0%	N/A	$ 27.6
European Water & Wastewater	$ 18.5	$ 4.4	24.0%	$ 1,066	$ 19.4
Asia-Pacific Water & Wastewater	$ 10.0	$ 1.2	11.5%	$ (984)	$ 24.7

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Second Quarter (from Continuing Operations)									
	2013						2012			
	Consolidated Results		Acquisition-Related Expenses		Joint Venture/Divestiture/Activity		Consolidated Results		Acquisition-Related Expenses	
Operating Expenses	$	42,745	$	(1,908)			$	43,565	$	(1,412)
Operating Income	**$**	**15,823**	**$**	**1,908**			**$**	**18,654**	**$**	**1,412**
Other	$	7,169			$	(8,688)	$	(1.354)		
Income before taxes	$	20,795	$	1,908	$	(8,688)	$	14,634	$	1,412
Taxes on Income (tax benefit)	$	3,709	$	760	$	(2,635)	$	3,709	$	--
Net Income (attributable to Aegion Corporation)	**$**	**18,190**	**$**	**1,148**	**$**	**(6,053)**	**$**	**11,751**	**$**	**1,412**
Diluted EPS	**$**	**0.47**	**$**	**0.029**	**$**	**(0.154)**	**$**	**0.30**	**$**	**0.04**

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	First Six Months (from Continuing Operations)				
	2013			2012	
	Consolidated Results	Acquisition-Related Expenses	Joint Venture/Divestiture/Activity	Consolidated Results	Acquisition-Related Expenses
Operating Expenses	$ 84,064	$ (1,908)		$ 84,949	$ (1,987)
Operating Income	**$ 22,641**	**$ 1,908**		**$ 29,841**	**$ 1,987**
Other	$ 7,083		$ (8,688)	$ (932)	$ --
Income before taxes	$ 25,263	$ 1,908	$ (8,688)	$ 23,942	$ 1,987
Taxes on Income (tax benefit)	$ 4,821	$ 760	$ (2,635)	$ 6,795	$ (14)
Net Income (attributable to Aegion Corporation)	**$ 21,822**	**$ 1,148**	**$ (6,053)**	**$ 18,669**	**$ 1,973**
Diluted EPS	**$ 0.56**	**$ 0.029**	**$ (0.154)**	**$ 0.48**	**$ 0.05**

AEGION